SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported)
                                 May 2, 2000


         NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
          (Exact name of registrant as specified in its charter)



           New York                  1-7102              52-0891669
    (State or other jurisdic-   (Commission File       (IRS Employer
     tion of incorporation)         Number)          Identification No.)




  National Rural Utilities Cooperative
    Finance Corporation
  Woodland Park
  2201 Cooperative Way, Herndon, VA                            20171-3025
 (Address of principal executive offices)                      (ZIP Code)


   Registrant's telephone number, including area code:   (703) 709-6700



    (Former name or former address, if changed since last report)

Item 5.     Other Events
            Hunton & Williams tax opinion. A copy of the tax opinion has been included as an exhibit to this filing.

Item 7.     Financial Statement, Pro Forma financial Information and Exhibits.

            Exhibits
            The following exhibit is filed herewith:

            5.1     Hunton & Williams tax opinion dated May 2, 2000.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NATIONAL RURAL UTILITIES COOPERATIVE
                                   FINANCE CORPORATION


                            /s/  Steven L. Lilly

                            Chief Financial Officer





May 8, 2000